LABORATOIRE NATIONAL DE MÉTROLOGIE ET D'ESSAIS

BROUILLON

RAPPORT D'EVALUATION

Référence du demandeur : VIKING OZONE TECHNOLOGY LLC
8750-58 Avenue,
EDMONTON,
ALBERTA T6E 6G6
CANADA

Référence du mandataire : SARL BOX O3 FRANCE
65 Avenue du Teil
26200 Montélimar
FRANCE

Date de la demande : 04/07/2025

Objet : Evaluation d'un dossier de demande d'attestation de conformité, pour un appareil de prétraitement par désinfection, pour le modèle **«VKIN 300 SD»**

Document de référence :

Référentiel pour la délivrance d'une attestation de conformité pour les « appareils de pretraitement par desinfection » – Rev. 1 – Janvier 2020

NF X 30-503-1 (Avril 2024) : Déchets infectieux (H9) : réduction des risques microbiologiques et/ou mécaniques par traitement physicochimique – Partie 1 : spécifications et essais pour les déchets solides et liquides collectables

Directive 2006/42/CE relative aux machines

Arrêté du 20 avril 2017, du Ministère des affaires sociales et de la santé, relatif au prétraitement par désinfection des déchets d'activités de soins à risques infectieux et assimilés

Article R.1335-8 et suivants du code de la santé publique

Laboratoire national de métrologie et d'essais • Établissement public à caractère industriel et commercial
Siège social : 1, rue Gaston Boissier 75724 Paris Cedex 15 • Tél. : 01 40 43 37 00 • Fax : 01 40 43 37 37
info@lne.fr • lne.fr • RCS Paris 313 320 244 • NAF : 7120B • TVA : FR 92 313 320 244

1. SITE DE FABRICATION

Etape de fabrication	Coordonnées du site responsable de chaque étape (*)
Conception	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Fabrication / Assemblage (détail si fabrication / assemblage externalisée)	- VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA T6E 6G6, CANADA - MAINLAND MACHINERY LTD, Office #110, 2125 Windsor Street, Abbotsford, BRITISH COLUMBIA V2T 6L9, CANADA (trémie et chambre de traitement) - VECOPLAN LLC, 501 Gallimore Dairy Road. Greensboro, NORTH CAROLINA 27409, USA (broyeur)
Contrôle final	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Marquage	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Conditionnement	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Stockage	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA

2. EVALUATION DU PRODUIT OBJET DE LA DEMANDE

2.1. DOSSIER DE DEMANDE

Documents	Documents reçus	Date	Evaluation
Lettre type de demande d'attestation	Courriers datés du 04/07/2025 (Demande, Annexe et Mandat)	04/07/2025	Satisfaisante
Fiche de renseignements généraux et liste des produits	Annexe 2 complétée	04/07/2025	Satisfaisante
Dossier technique	Dossier technique constitué des 16 documents [numérotés de 3) à 18)]: Transmis par email le 27/07/2025	27/07/2025	Cf. ci-dessous (§ 2.2)

2.2. DOSSIER TECHNIQUE

Documents	Documents reçus	Evaluation
Description technique du produit	Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf »	Satisfaisante
Dimensions	Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf » → Description au § 1)	Satisfaisante

<table>
<tr><th>Documents</th><th colspan="2">Documents reçus</th><th>Evaluation</th></tr>
<tr><td rowspan="3">Présentation détaillée et principe du prétraitement en précisant la liste des <u>paramètres actifs</u> du procédé relatifs à la modification de l'apparence et relatifs à la technologie de désinfection</td><td colspan="2">Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf » → Description au § 2) et 1.</td><td rowspan="3">Satisfaisante</td></tr>
<tr><td>→ Description au § 1.</td><td><u>Désinfection</u> :
Désinfection par l'Ozone
- Injection de flux de gaz O3/O2 par minute = 75 L minimum
- Concentration d'Ozone pour le traitement avec une moyenne minimum de 3500 ppm/45 min
- Brassage et mélange des broyats dans la chambre de désinfection selon séquence :
. 3 min de mélange par activation des pâles de mélange se trouvant dans la chambre de traitement
.3 min repos par arrêt des pâles de mélange</td></tr>
<tr><td>→ Description au § 2)</td><td><u>Apparence</u> :
Broyeur de marque VÉCOPLAN – Type VAZ 600 XL MW
Paramètres actifs :
- vitesse du rotor : 90 tours/mn
- état des couteaux solidaire rotor
- état des contre-couteaux
- état de la grille de calibration</td></tr>
<tr><td>Dispositif de collecte et d'évacuation des rejets liquides</td><td colspan="2">Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf » → Description au § 3)</td><td>Non Applicable</td></tr>
<tr><td>Dispositif d'introduction des portes-germes (permettant la réalisation des essais)</td><td colspan="2">Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf » → Description au § 4)</td><td>Satisfaisante</td></tr>
<tr><td>Capacité de traitement : définition du fabricant et conditions retenues déterminant la capacité en kg/h et la densité des déchets en kg/m3</td><td colspan="2">Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf » → Description au § 5)

Capacité : 1650 kg/cycle divisé par 330 min/cycle = 5kg/minute, soit 300 kg/h</td><td>Satisfaisante</td></tr>
<tr><td>Limite d'utilisation (volume, poids, nature des déchets, …)</td><td colspan="2">Dossier référencé : « 3) ANNEXE 3 - Description technique de l'appareil.pdf » → Description au § 6)</td><td>Satisfaisante</td></tr>
<tr><td>Description du mode de fonctionnement du produit</td><td colspan="2">Dossier référencé : « 4) ANNEXE 3 - decription du mode de fonctionnement de l'appareil .pdf »</td><td>Satisfaisante</td></tr>
<tr><td>Chargement et déchargement des déchets</td><td colspan="2">Dossier référencé : « 4) ANNEXE 3 - decription du mode de fonctionnement de l'appareil .pdf »</td><td>Satisfaisante</td></tr>
<tr><td>Dimensions et conditionnements acceptés</td><td colspan="2">Dossier référencé : « 4) ANNEXE 3 - decription du mode de fonctionnement de l'appareil .pdf »</td><td>Satisfaisante</td></tr>
</table>

Documents	Documents reçus	Evaluation
Description d'un cycle de traitement ou d'une période représentative du fonctionnement	Dossier référencé : « 4) ANNEXE 3 - decription du mode de fonctionnement de l'appareil .pdf »	Satisfaisante
Liste des composants de l'appareil, et leurs caractéristiques techniques, qui relèvent d'une fonctionnalité pour la performance de traitement et pour la capacité de l'appareil	Dossier référencé : « 5) ANNEXE 3 - Liste des composants de l'appareil .pdf »	Satisfaisante
Schéma synoptique/décomposition fonctionnelle de l'appareil	Dossier référencé : « 6) ANNEXE 3 - Schéma synoptique de l'appareil.pdf »	Satisfaisante
Engagement sur le fait que l'ensemble des exigences du § 4.1 de la norme NF X 30-503-1 ont été prise en compte dans la conception de l'appareil avec les éléments de justification associés et que l'appareil respecte ces exigences	Dossier référencé : « 7) ANNEXE 3 - Engagement sur l'ensemble des exigences du paragraphe 4.1 de la norme selon l'annexe 7.pdf »	Satisfaisante
Résultats des essais et/ou vérifications, de validation de la conception, effectués par le fabricant	Dossier référencé : « 8) ANNEXE 3 - Résultats des essais effectués par le fabricant .pdf » → VKIN300 – Version – 07 Apr 2025	Satisfaisante
Procédure d'enregistrement, permettant de démontrer la conformité au § 4.2 de la norme NF X 30-503-1	Dossier référencé : « 9) ANNEXE 3 - Procédure denregistrement - conformité au paragraphe 4.2 de la norme copie.pdf »	Satisfaisante
Analyse des risques (de type AMDEC ou autre) associée à l'appareil, et démontrant le respect des exigences réglementaires, de la norme NF X 30-503-1 et du présent référentiel	Analyse des risques référencée : « 10) ANNEXE 3 - Analyse de risques et de defaillance de type AMDEC.pdf »	Satisfaisante
Rapports d'essais datant de moins de 2 ans, délivrés par un laboratoire respectant les exigences du § 2 du référentiel applicable	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf » Rapport du Laboratoire d'Hygiène Hospitalière CHU Clermont Ferrand daté du 21/07/2025	Cf. ci-dessous (§ 2.3.2)

Documents	Documents reçus	Evaluation
Photos détaillées et légendées du produit	Dossier référencé : « 13) PHOTOS DÉTAILLÉES .pdf »	Satisfaisante
Projet de notice d'utilisation conforme à l'annexe C de la norme NF X 30-503-1 (le cas échéant, engagement)	Notice d'utilisation référencée : « 18) ANNEXE C DE LA NORME N FX30-503-1. INSTRUCTION DU FABRICANT .pdf » et « VKIN-300 Owner's Manual, Version 1, 07 Apr 2025 - FINAL fr[1].pdf »	Satisfaisante
Déclaration de conformité à la Directive Machine	Document référencé : « VKIN CE Self Declaration fr[37].pdf » daté du 09/06/2025	Satisfaisante
Si l'appareil utilise un traitement chimique, preuve que le produit chimique est autorisé au titre du Règlement (UE) n° 528/2012 relatif à la mise sur le marché et l'utilisation de produits biocides	Document référencé : « 16) PREUVE DE L'AUTORISATION.pdf » Règlement d'exécution (UE) 2023/1078 de la Commission du 2 juin 2023 approuvant l'ozone générée à partir d'oxygène en tant que substance active destinée à être utilisée dans les produits biocides des types 2, 4, 5 et 11 conformément au règlement (UE) no 528/2012 du Parlement européen et du Conseil	Satisfaisante
Toutes autres attestations applicables, le cas échéant	Non Applicable	/
Si l'appareil est homothétique, engagement du fabricant et preuves associées du respect des exigences du présent référentiel	Non Applicable	/
Attestation et/ou homologation antérieure et tous résultats d'essais pertinents obtenus, le cas échéant	Non Applicable	/
Copie du dépôt INPI	Dossier référencé : «17) DÉPÔT INPI DE LA MARQUE.pdf » → Numéro de la marque : 5164585	Satisfaisante

2.3. ESSAIS

2.3.1 LABORATOIRES D'ESSAIS

Exigences	Preuve associée	Evaluation
Analyses réalisées conformément aux exigences de la norme ISO 17025	**Laboratoire d'Hygiène Hospitalière CHU Clermont Ferrand :** Attestation d'accréditation COFRAC N° 1-2342 rév. 13 selon la norme NF EN ISO/CEI 17025 : 2017 (échéance : 31/05/2030)	Satisfaisante
Respectant les exigences du § 2.2 du référentiel applicable	**Laboratoire d'Hygiène Hospitalière CHU Clermont Ferrand :** Questionnaire LNE complété le 25/07/2024 *Convention signée le 06/11/2024*	Satisfaisante

2.3.2 RAPPORT D'ESSAIS

<table>
<tr><th>Exigences</th><th>Preuve associée</th><th>Evaluation</th></tr>
<tr><td>Rapports d'essais datant de moins de 2 ans</td><td>
<table>
<tr><th>Essais réalisés</th><th>Date</th><th>Laboratoire</th><th>Référence du dossier</th></tr>
<tr><td>§ 5.2.1 : Essais relatifs aux rejets liquides issus de l'appareil de traitement par désinfection</td><td colspan="3">Non applicable (pas de rejets liquides)</td></tr>
<tr><td>§ 5.2.2 : Essais relatifs à la contamination microbienne aérienne</td><td rowspan="5">21/07/2025</td><td rowspan="5">Laboratoire d'Hygiène Hospitalière CHU Clermont Ferrand</td><td rowspan="5">Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE. pdf » et « 12) ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »</td></tr>
<tr><td>§ 5.3.1 : Essais de traitement sur les indicateurs biologiques</td></tr>
<tr><td>§ 5.3.2 : Essais de traitement sur les déchets infectieux</td></tr>
<tr><td>§ 5.3.3 : Essais de reviviscence</td></tr>
<tr><td>§ 5.4 : Essais de granulométrie</td></tr>
<tr><td>§ 5.5 : Essais mécanique</td><td colspan="3">Non applicable à cet appareil</td></tr>
</table>
</td><td>Satisfaisante</td></tr>
<tr><td>Respect des exigences réglementaires (cf. § 5.1 de la norme NF X 30-503-1)</td><td>Rapport d'essais référencé :
« 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »
→ Description page 1</td><td>Satisfaisante</td></tr>
<tr><td>Description du (des) lieu(x) où les essais ont été réalisés, conformément aux exigences réglementaires, normatives et du présent référentiel (cf § 5.1 de la norme NF X 30-503-1 et § 2.2 du présent référentiel)</td><td>Rapport d'essais référencé :
« 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »
→ Description page 1</td><td>Satisfaisante</td></tr>
<tr><td>Méthodes de prélèvements et habilitation du personnel, le cas échéant (cf. § 5.1 de la norme NF X 30-503-1)</td><td>Rapport d'essais référencé :
« 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »
→ Description page 1</td><td>Satisfaisante</td></tr>
<tr><td>Informations relatives aux méthodologies d'analyses employées :</td><td rowspan="3">Rapport d'essais référencé :
« 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »</td><td>Satisfaisante</td></tr>
<tr><td>Accréditées ou internes validées (cf. § 5.1 de la norme NF X 30-503-1)</td><td>Satisfaisante</td></tr>
<tr><td>Application de l'annexe A de norme NF X 30-503-1</td><td>Satisfaisante</td></tr>
<tr><td>Traçabilité des interventions sur site ou au laboratoire pour chaque essais</td><td>Rapport d'essais référencé :
« 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »</td><td>Satisfaisante</td></tr>
</table>

Exigences	Preuve associée	Evaluation
Pendant la période de réalisation des essais, enregistrements de :	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »	Satisfaisante
Paramètres de désinfection enregistrés pour chaque essais (cf. § 5.1 de la norme NF X 30-503-1)	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »	Satisfaisante
Traçabilité des charges d'essais pour chaque essais (cf. § 5.1 de la norme NF X 30-503-1)	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »	Satisfaisante
Représentativités des DASRI (§ 5.3.2.2 de la norme NF X 30-503-1)	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »	Satisfaisante
Application des exigences du § 5.10 de la norme ISO 17025 pour la restitution des résultats d'essais	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »	Satisfaisante
Application de l'annexe B de la norme NF X 30-503-1 pour la restitution des résultats d'essais	Rapport d'essais référencé : « 11) RAPPORT D'ESSAIS DU LABORATOIRE.pdf » et « 12)ANNEXES AU RAPPORT D'ESSAIS DU LABORATOIRE .pdf »	Satisfaisante
Résultats des essais du § 5.2.1	Appareil ne produisant pas de rejets liquides.	Non Applicable
Résultats des essais du § 5.2.2	→ Description : § Essais sur la contamination microbienne aérienne (NF X30-503-1 Annexe A.1)	Satisfaisante
Résultats des essais du § 5.3.1	→ Description : § Essais de traitement sur indicateurs biologiques (NF X30-503-1 Annexe A.2)	Satisfaisante
Résultats des essais du § 5.3.2	→ Description : § Essais de traitement sur déchets infectieux et essais de reviviscence (NFX 30503-1 Annexe A.3)	Satisfaisante
Résultats des essais du § 5.3.3	→ Description : § Essais de traitement sur déchets infectieux et essais de reviviscence (NFX 30503-1 Annexe A.3)	Satisfaisante
Résultats des essais du § 5.4	→ Description : § Essais de granulométrie et « Explications et justification détaillée, pour les essais de granulométrie.pdf »	Satisfaisante
Résultats des essais du § 5.5	Essais non applicables à la technologie de l'appareil	Non Applicable

3. CONCLUSIONS

Au vu du dossier de demande d'attestation de conformité évalué, le produit référencé en première page de ce rapport et décrit dans ce dossier de demande est conforme aux spécifications des textes applicables.

Paris, le XX XX XXXX

Le Responsable de l'évaluation

Thomas UNTEREINER